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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 033-53469, 333-31989 and 333-59031 and Form S-2 File No. 33-10532.






                                                    /s/  ARTHUR ANDERSEN LLP
                                                   ---------------------------

    Detroit, Michigan
      April 15, 2002